                                                     Exhibit (4)- 16
                                                     Commonwealth Edison Company
                                                     Form 10- K File No. 1-1839



________________________________________________________________________________




                             SUPPLEMENTAL INDENTURE

                               Dated June 1, 1996

                          COMMONWEALTH EDISON COMPANY

                                       to

                         HARRIS TRUST AND SAVINGS BANK

                                      and

                                  D.G. DONOVAN

                  Trustees Under Mortgage Dated July 1, 1923,

                                  and Certain

                        Indentures Supplemental Thereto

                           Providing for Issuance of

         FIRST MORTGAGE BONDS, POLLUTION CONTROL SERIES 1996A AND 1996B
                              Due December 1, 2006




________________________________________________________________________________

                 THIS SUPPLEMENTAL INDENTURE, dated June 1, 1996, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company"), party of the first part, HARRIS TRUST AND SAVINGS BANK, a state bank organized and existing under the laws of the State of Illinois, and D.G. DONOVAN, of Chicago, Illinois, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indentures dated, respectively, August 1, 1944, August 1, 1946, April 1, 1953, April 1, 1966, November 1, 1966, December 1, 1966, March 31, 1967, April 1, 1967, February 1, 1968, July 1, 1968, October 1, 1968, February 28, 1969, May 29, 1970, January 1,
1971, June 1, 1971, May 31, 1972, June 1, 1973, June 15, 1973, October 15, 1973,
May 31, 1974, July 1, 1974, June 13, 1975, May 28, 1976, January 15, 1977, June
3, 1977, May 17, 1978, August 31, 1978, June 18, 1979, June 20, 1980, April 16,
1981, April 30, 1982, April 15, 1983, April 13, 1984, April 15, 1985, April 15,
1986, May 1, 1986, January 12, 1987, February 15, 1990, June 15, 1990, June 1,
1991, October 1, 1991, October 15, 1991, February 1, 1992, May 15, 1992, July
15, 1992, September 15, 1992, October 1, 1992, February 1, 1993, March 1, 1993,
April 1, 1993, April 15, 1993, June 15, 1993, July 1, 1993, July 15, 1993,
January 15, 1994 and December 1, 1994, parties of the second part (said Trustee being hereinafter called the "Trustee", the Trustee and said Co-Trustee being hereinafter together called the "Trustees", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944, as it may be amended, supplemented or otherwise modified in accordance with its terms from time to time, being hereinafter called the "Mortgage"),


                              W I T N E S S E T H:


                 WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and

                 WHEREAS, the Company desires, by this Supplemental Indenture, to create additional series of bonds to be issuable under the Mortgage, such bonds to be designated "First Mortgage Bonds, Pollution Control Series 1996A" (hereinafter called the "bonds of Series 1996A") and "First Mortgage Bonds, Pollution Control Series 1996B" (hereinafter called the "bonds of Series 1996B") and the terms and provisions to be contained in the bonds of Series 1996A and Series 1996B or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

                 WHEREAS, the bonds of Series 1996A and the Trustee's certificate to be endorsed thereon shall be substantially in the form of Exhibit A hereto, and the bonds of Series 1996B and the Trustee's certificate to be endorsed thereon shall be substantially in the form of Exhibit B hereto; and

                 WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to create, as additional series of bonds of the Company, the bonds of Series 1996A and the bonds of Series 1996B, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the bonds of Series 1996A and the bonds of Series 1996B, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

                 NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                     DEFINITIONS AND RULES OF CONSTRUCTION

                 SECTION 1.01. Terms of the Mortgage. The terms used in this Supplemental Indenture which are defined in the Mortgage, unless otherwise specified herein, are used herein with the same meanings as in the Mortgage.

                 SECTION 1.02. Definitions of New Terms. The following terms shall have the following meanings in this Supplemental Indenture:

                 "IDFA" shall mean the Illinois Development Finance Authority, a political subdivision and body politic and corporate duly organized and validly existing under and by virtue of the laws of the state of Illinois.

                 "IDFA Bonds" shall mean the Series 1996A IDFA Bonds and the Series 1996B IDFA Bonds.


                 "IDFA Indenture" mean the Series 1996A IDFA Indenture or the Series 1996B IDFA Indenture.

                 "Series 1996A IDFA Bonds" shall mean those certain Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 1996A issued in the original aggregate principal amount of $110,000,000 under and pursuant to the terms of the Series 1996A IDFA Indenture.

                 "Series 1996B IDFA Bonds" shall mean those certain Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 1996B issued in the original aggregate principal amount of $89,400,000 under and pursuant to the terms of the Series 1996B IDFA Indenture.

                 "Series 1996A IDFA Indenture" shall mean that certain Indenture of Trust dated as of June 1, 1996, between IDFA, as issuer, and The First National Bank of Chicago, as trustee.

                 "Series 1996B IDFA Indenture" shall mean that certain Indenture of Trust dated as of June 1, 1996, between IDFA, as issuer, and The First National Bank of Chicago, as trustee.

                 SECTION 1.03. Rules of Construction. All references to any agreement refer to such agreement as modified, varied, or amended from time to time by the parties thereto (including any permitted successors or assigns) in accordance with its terms.


                                   ARTICLE II

                 SECTION 2.01. Designation and Issuance of Bonds. (a) The bonds of Series 1996A shall, as hereinbefore recited, be designated as the Company's "First Mortgage Bonds, Pollution Control Series 1996A."

                 (b) The bonds of Series 1996B shall, as hereinbefore recited, be designated as the Company's "First Mortgage Bonds, Pollution Control Series 1996B."

                 (c) Subject to the provisions of the Mortgage, the bonds of Series 1996A and the bonds of Series 1996B shall be issuable without limitation as to the aggregate principal amount thereof.

                 SECTION 2.02. Form, Date, Maturity Date, Interest Rate and Interest Payment Dates of Bonds. (a) The definitive bonds of Series 1996A and bonds of Series 1996B shall be in engraved, lithographed, printed or type-written form and shall be registered bonds without coupons, and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the respective forms included in Exhibit A and Exhibit B hereto. The bonds of Series 1996A and bonds of Series 1996B shall be dated as provided in Section
3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967. All bonds of Series 1996A and bonds of Series 1996B shall mature on December 1, 2006.

                 (b) The bonds of Series 1996A shall bear interest on each day that they are outstanding at a rate per annum which is equal to the weighted-average interest rate borne on the Series 1996A IDFA Bonds outstanding on such date, provided, however, such interest rate on the bonds of Series 1996A shall not exceed 18% per annum. The bonds of Series 1996A shall bear interest until the principal thereof shall be paid in full. Interest on the bonds of Series 1996A shall be payable to the record holder thereof on the dates that interest is payable on the Series 1996A IDFA Bonds.

                 (c) The bonds of Series 1996B shall bear interest on each day that they are outstanding at a rate per annum which is equal to the weighted-average interest rate borne on the Series 1996B IDFA Bonds outstanding on such date, provided, however, such interest rate on the bonds of Series 1996B shall not exceed 18% per annum. The bonds of Series 1996B shall bear interest until the principal thereof shall be paid in full. Interest on the bonds of Series 1996B shall be payable to the record holder thereof on the dates that interest is payable on the Series 1996B IDFA Bonds.

                 (d) The interest on the bonds of Series 1996A and the bonds of Series 1996B so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on such interest payment date.

                 SECTION 2.03. Bonds Issued as Collateral Security. (a) The bonds of Series 1996A shall be issued, delivered, and pledged to, and registered in the name of, the trustee under the Series 1996A IDFA Indenture in order to secure and provide for, and as collateral security for, the due and punctual payment of the principal, premium, if any, and interest due from time to time on the Series 1996A IDFA Bonds.

                 (b) The bonds of Series 1996B shall be issued, delivered, and pledged to, and registered in the name of, the trustee under the Series 1996B IDFA Indenture in order to secure and provide for, and as collateral security for, the due and punctual payment of the principal, premium, if any, and interest due from time to time on the Series 1996B IDFA Bonds.

                 SECTION 2.04. Credit for Payments on IDFA Bonds. (a) The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Series 1996A, whether on an interest payment date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of interest on the Series 1996A IDFA Bonds. So long as all the bonds of Series 1996A are pledged as described in Section 2.03, the obligation of the Company to make any payment with respect to the principal of the bonds of Series 1996A shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company the then due principal of all Series 1996A IDFA Bonds which are outstanding.

                 (b) The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Series 1996B, whether on an interest payment date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of interest on the Series 1996B IDFA Bonds. So long as all the bonds of Series 1996B are pledged as described in Section 2.03, the obligation of the Company to make any payment with respect to the principal of the bonds of Series 1996B shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company the then due principal of all Series 1996B IDFA Bonds which are outstanding.

                 (c) The Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the bonds of Series 1996A and the bonds of Series 1996B as the same shall become due and payable has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the Series 1996A IDFA Indenture or the Series 1996B IDFA Indenture, as applicable, stating that payment of the principal of, premium, if any, or interest on the Series 1996A IDFA Bonds or the Series 1996B IDFA Bonds, as applicable, has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

                 SECTION 2.05. Execution of Bonds. The bonds of Series 1996A and the bonds of Series 1996B shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any bond of Series 1996A or bond of Series 1996B shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

                 SECTION 2.06. Medium and Places of Payment of Principal of, Premium, If Any, and Interest on Bonds; Transferability and Exchangeability. The principal of, premium, if any, and the interest on the bonds of Series 1996A and bonds of Series 1996B shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and such principal, premium, if any, and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any bond of Series 1996A or bond of Series 1996B for the transfer of such bond or for the exchange thereof for bonds of the same series of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

                 SECTION 2.07. Denominations and Numbering of Bonds. The bonds of Series 1996A and bonds of Series 1996B shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any bond of Series 1996A or bond of Series 1996B to be conclusively evidenced by the execution thereof on behalf of the Company. Bonds of Series 1996A and bonds of Series 1996B shall each be numbered R-1 and consecutively upwards.

                 SECTION 2.08. Temporary Bonds. Until definitive bonds of Series 1996A or definitive bonds of Series 1996B are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations, and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds without coupons of Series 1996A or of Series 1996B, as the case may be.

                 SECTION 2.09. Optional Redemption of Bonds. Upon the notice and in the manner provided in Section 8 of the Series 1996A IDFA Bonds and the Series 1996B IDFA Bonds, the bonds of Series 1996A (with respect to the Series 1996A IDFA Bonds) and the bonds of Series 1996B (with respect to the 1996B IDFA Bonds) may be redeemed, at the option of the Company, on and after the date determined thereunder, in whole at any time or in part from time to time, at the redemption prices (expressed as percentages of the principal amount of each bond of Series 1996A and each bond of Series 1996B, as the case may be, or portion thereof to be redeemed) set forth therein, plus accrued interest to the redemption date.

                 SECTION 2.10.  Extraordinary Optional Redemption of Bonds.
Upon the notice and in the manner provided in Section 8 of the Series 1996A IDFA Bonds and the Series 1996B IDFA Bonds, the bonds of Series 1996A (with respect to the Series 1996A IDFA Bonds) and the bonds of Series 1996B (with respect to the Series 1996B IDFA Bonds) may be redeemed prior to maturity at the option of the Company, in whole but not in part, at 100% of the principal amount thereof plus accrued interest to the redemption date, at any time within 180 days after the occurrence of any of the following:

                 (a) all or substantially all of the Project (as defined in the related IDFA Indenture) shall be damaged or destroyed and the Company shall determine that it is not practicable or desirable to rebuild, repair and restore the Project; or

                 (b) all or substantially all of the Project shall be condemned or such use or control thereof shall be taken by eminent domain so as to render the Project unsatisfactory to the Company for continued operation; or

                 (c) unreasonable burdens or excessive liabilities shall be imposed upon IDFA or the Company with respect to the Project or the operation thereof; or

                 (d) as a result of any change in the Constitution of the State of Illinois or the Constitution of the United States of America or any legislative or administrative action (whether local, state or federal) or any final decree, judgment or order of any court or administrative body (whether local, state or federal) which results in the Loan Agreement related to such IDFA Bonds or the bonds of Series 1996A or the bonds of Series 1996B, as the case may be, becoming void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in such Loan Agreement or the bonds of Series 1996A or the bonds of Series 1996B, as the case may be.

                 SECTION 2.11. Mandatory Redemption. Upon the notice and in the manner provided in Section 8 of the Series 1996A IDFA Bonds and the Series 1996B IDFA Bonds, the bonds of Series 1996A (with respect to the Series 1996A IDFA Bonds) and the bonds of Series 1996B (with respect to the Series 1996B IDFA Bonds) shall be subject to mandatory redemption to the extent that the related IDFA Bonds are so subject and such related IDFA Bonds have not been purchased by the Company in lieu of redemption.

                 SECTION 2.12. Extraordinary Mandatory Redemption of Bonds. Upon the notice and in the manner provided in Section 8 of the Series 1996A IDFA Bonds and the Series 1996B IDFA Bonds, the bonds of Series 1996A or the bonds of Series 1996B, as the case may be, shall be redeemed by the Company in whole, or as hereinafter provided in part, at 100% of the principal amount thereof plus accrued interest to the redemption date, in the event of a final determination by the Internal Revenue Service or by a court of competent jurisdiction that, as a result of a failure by the Company to observe any covenant, agreement, representation or warranty in the Loan Agreement related to such IDFA Bonds or the Tax Exemption Certificate and Agreement dated June 27, 1996, among the Company, IDFA and The First National Bank of Chicago, the interest paid or to be paid on the Series 1996A IDFA Bonds and/or the Series 1996B IDFA Bonds is or will be includible in the gross income for federal income tax purposes of the owners thereof (other than an owner who is a "substantial user" of the Project (as defined in the applicable IDFA Indenture) or a "related person" within the meaning of Section 103(b)(13) of the Internal Revenue Code of 1954, as amended (the "Code")). Any such determination shall not be considered final for this purpose unless the Company has been given written notice of the commencement of the proceedings resulting in such determination and has been afforded, subject to the Company's agreement to pay all reasonable expenses of the proceedings and to indemnify such IDFA Bond owners or former owners against all liabilities that might result from it, the opportunity to control the defense of such proceedings and either the Company does not agree within 30 days to pay such reasonable expenses, to so indemnify and control the defense or the Company exhausts or chooses not to exhaust available procedures to contest or obtain review of the result of the proceedings. Any such redemption shall occur within 120 days from the date that the Company receives written notice from an IDFA Bond owner or former owner of such final determination. The bonds of Series 1996A and/or Series 1996B shall be redeemed in whole upon any such final determination unless the redemption of a portion of the outstanding Series 1996A IDFA Bonds and/or the Series 1996B IDFA Bonds would have the result that interest payable on the Series 1996A IDFA Bonds and/or Series 1996B IDFA Bonds remaining outstanding after such redemption would not be includible in the gross income for federal income tax purposes of any owner of such Series 1996A IDFA Bonds and/or Series 1996B IDFA Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 103(b)(13) of the Code), in which event bonds of Series 1996A and/or Series 1996B shall be redeemed in an amount equal to the amount of Series 1996A IDFA Bonds and/or Series 1996B IDFA Bonds required to be so redeemed. If any holder of Series 1996A IDFA Bonds and/or the Series 1996B IDFA Bonds refuses to permit the Company to participate in any such proceedings (as a party or otherwise) to the extent the Company deems sufficient or if any holder of Series 1996A IDFA Bonds and/or Series 1996B IDFA Bonds fails to notify the Company of pendency of any such proceedings, the bonds of Series 1996A and/or Series 1996B shall not, in the event of an adverse final determination, be subject to the mandatory redemption provisions of this Section.

                 SECTION 2.13. Default Mandatory Redemption. (a) The bonds of Series 1996A shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption following receipt by the Trustee of written notice from the trustee under the Series 1996A IDFA Indenture stating that the principal of the Series 1996A IDFA Bonds has been declared to be immediately due and payable as a result of an event of default under the Series 1996A IDFA Indenture.

                 (b) The bonds of Series 1996B shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption following receipt by the Trustee of written notice from the trustee under the Series 1996B IDFA Indenture stating that the principal of the Series 1996B IDFA Bonds has been declared to be immediately due and payable as a result of an event of default under the Series 1996B IDFA Indenture.


                                  ARTICLE III
                                 MISCELLANEOUS

                 The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the first paragraph of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

                 This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

                 Although this Supplemental Indenture is dated June 1, 1996, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustee on the date indicated by their respective acknowledgments hereto annexed.

                 This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

                 IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and its seal to be hereunto affixed and attested by its Secretary, and Harris Trust and Savings Bank, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Assistant Vice Presidents, and its seal to be hereunto affixed and attested by one of its Assistant Secretaries, and D.G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature and seal, all as of the day and year first above written.


                                       COMMONWEALTH EDISON COMPANY


                                       By:      John C. Bukovski
                                           ------------------------------------
                                                John C. Bukovski
                                                Vice President
[SEAL]

ATTEST:

David A. Scholz
----------------------------------
David A. Scholz
Secretary

                                       HARRIS TRUST AND SAVINGS BANK


                                       By:     C.Potter
                                           ------------------------------------
                                               C. Potter
                                               Assistant Vice President

[SEAL]

ATTEST:

J. Bartolini
----------------------------------
J. Bartolini
Assistant Secretary


                                       D. G. Donovan
                                       ----------------------------------------
                                       D.G.  Donovan  (Seal)

STATE OF ILLINOIS         )
                          )
COUNTY OF COOK            )




                 I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that John C. Bukovski, Vice President of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and David A. Scholz, Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Secretary, respectively, and who are both personally known to me to be Vice President and Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Vice President and Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

                 GIVEN under my hand and notarial seal this 20th day of June, A.D. 1996.



                                               Mary L. Kwilos
                                       ----------------------------------------
                                               Notary Public


{SEAL}




My Commission expires      October 26, 1997         .
                      ------------------------------

STATE OF ILLINOIS         )
                          )
COUNTY OF COOK            )




                 I, Marianne Cody, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that C. Potter, Assistant Vice President of Harris Trust and Savings Bank, an Illinois state bank, one of the parties described in and which executed the foregoing instrument, and J. Bartolini , Assistant Secretary of said bank, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Assistant Secretary, respectively, and who are both personally known to me to be an Assistant Vice President and an Assistant Secretary, respectively, of said bank, appeared before me this day in person and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Assistant Vice President and Assistant Secretary, respectively, of said bank, and as the free and voluntary act of said bank, for the uses and purposes therein set forth.

                 GIVEN under my hand and notarial seal this 20th day of June, A.D. 1996.



                                               Marianne Cody
                                       ----------------------------------------
                                               Notary Public


{SEAL}




My Commission expires May 29, 1997.

STATE OF ILLINOIS         )
                          )
COUNTY OF COOK            )




                 I, Marianne Cody, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D.G. Donovan, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

                 GIVEN under my hand and notarial seal this 20th day of June, A.D. 1996.



                                               Marianne Cody
                                       ----------------------------------------
                                               Notary Public


{SEAL}




My Commission expires May 29, 1997.

                                                                       EXHIBIT A
                                                                              to
                                                          Supplemental Indenture




                          COMMONWEALTH EDISON COMPANY

              First Mortgage Bond, Pollution Control Series 1996A
                              Due December 1, 2006


                 COMMONWEALTH EDISON COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to __________________________, as trustee under that certain Indenture of Trust dated as of June 1, 1996, between Illinois Development Finance Authority ("IDFA") and said trustee, or registered assigns, on the first day of December, 2006, the sum of __________ Dollars, and to pay interest on said sum from the date hereof until said sum shall be paid, at a rate per annum on each day which is equal to the weighted-average interest rate borne on the Series 1996A IDFA Bonds outstanding on such date, until the principal thereof shall be paid in full, subject to Section 2.04 of the Supplemental Indenture dated June 1, 1996 (the "Supplemental Indenture"), executed and delivered by the Company to the Trustees (as hereinafter defined), which provides for certain credits towards payment of principal of and interest on the bonds of this Series. Interest shall accrue on the bonds of this Series from the date of issuance hereof, but interest shall not become payable on the bonds of this Series unless and until the Trustee receives the notice contemplated by Section 2.04(c) of the Supplemental Indenture, whereupon the interest on the bonds of this Series shall remain due and payable until such time as the Trustee receives a further written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the Series 1996A IDFA Indenture stating that such payments need not continue. When interest is due and payable as described above, interest on the bonds of this Series shall be payable at the same time as interest on the Series 1996A IDFA Bonds and upon maturity, redemption, or acceleration of the bonds of this Series, subject to Section 2.04 of the Supplemental Indenture. The interest on each bond of this Series so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage (as hereinafter defined), as amended by a supplemental indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on the date of such payment. The principal of, premium, if any, and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

                 This bond is one of the bonds of the Company, issued and to be issued in series from time to time under and in accordance with and, irrespective of the time of issue, equally and ratably secured by the Mortgage dated July 1, 1923, and indentures supplemental thereto, under which Harris Trust and Savings Bank and D.G. Donovan (collectively, the "Trustees") are now the Trustees, and is one of the First Mortgage Bonds, Pollution Control Series 1996A of the Company, the issuance of which is provided for by the Supplemental Indenture, executed and delivered by the Company to such Trustees, to which Mortgage and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustees in respect of the security, and the terms and conditions governing the issuance and security of said bonds. The term "Mortgage", as hereinafter used, shall mean said Mortgage dated July 1, 1923, and all indentures supplemental thereto.

                 With the consent of the Company and to the extent permitted by and as provided in the Mortgage, modifications or alterations of the Mortgage or of any indenture supplemental thereto and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Mortgage or any such supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds then outstanding under the Mortgage, and by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds of any series then outstanding under the Mortgage and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Mortgage are so affected, but in any case excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage; subject, however, to the condition, among other conditions stated in the Mortgage, that no such modification or alteration shall be made which will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Mortgage, the creation of any lien ranking prior to or on a parity with the lien of the Mortgage with respect to any of the mortgaged property, all as more fully provided in the Mortgage.

                 The bonds of this Series are subject to redemption, as provided in the Supplemental Indenture.

                 In case of certain completed defaults specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

                 No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or through the Company or such successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage, all as more fully provided therein.

                 This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of charges as provided in the Mortgage, be issued to the transferee in exchange herefor.

                 Bonds of this Series are issuable only in registered form without coupons and in the denominations of $1,000 each and any authorized multiple thereof. As provided in the Mortgage, such bonds are exchangeable for registered bonds of the same series as between authorized denominations. Any such exchange may be made by the registered owner of any such bond or bonds upon presentation thereof for that purpose at the office or agency of the Company in the City of Chicago, State of Illinois.

                 This bond shall not be entitled to any security or benefit under the Mortgage or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the corporate Trustee, or its successor in trust under the Mortgage, of the certificate endorsed hereon.

                 IN WITNESS WHEREOF, Commonwealth Edison Company has caused this bond to be executed in its name by its President or one of its Vice-Presidents, and has caused its corporate seal to be hereto affixed, attested by its Secretary or one of its Assistant Secretaries, as of the _____ day of ____________, 19___.


                                       COMMONWEALTH EDISON COMPANY

[SEAL]


                                       By: ______________________________
                                                     President

ATTEST:



__________________________
        Secretary



                    (General Form of Trustee's Certificate)

                 This bond is one of the bonds of the series designated herein, referred to and described in the within mentioned Supplemental Indenture dated June 1, 1996.

                                       HARRIS TRUST AND SAVINGS BANK



                                       By: ______________________________
                                                 Authorized Officer


Illinois Commerce Commission Identification No. __________

                                 ABBREVIATIONS

                 The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                 TEN COM -   as tenants in common
                 TEN ENT -   as tenants by the entireties
                 JT TEN  -   as joint tenants with right of survivorship and not
                             as tenants in common

                 UNIF GIFT MIN ACT - ......... Custodian .................
                                     (Cust)              (Minors)
                                     under Uniform Gifts to Minors
                                     Act .................................
                                                  (State)


                      Additional abbreviations may also be used though not in the above list.


                 FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE [________________________]

_______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated: ____________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B
                                                                              to
                                                          Supplemental Indenture




                          COMMONWEALTH EDISON COMPANY

              First Mortgage Bond, Pollution Control Series 1996B
                              Due December 1, 2006


                 COMMONWEALTH EDISON COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to __________________________, as trustee under that certain Indenture of Trust dated as of June 1, 1996, between Illinois Development Finance Authority ("IDFA") and said trustee, or registered assigns, on the first day of December, 2006, the sum of __________ Dollars, and to pay interest on said sum from the date hereof until said sum shall be paid, at a rate per annum on each day which is equal to the weighted-average interest rate borne on the Series 1996B IDFA Bonds outstanding on such date, until the principal thereof shall be paid in full, subject to Section 2.04 of the Supplemental Indenture dated June 1, 1996 (the "Supplemental Indenture"), executed and delivered by the Company to the Trustees (as hereinafter defined), which provides for certain credits towards payment of principal of and interest on the bonds of this Series. Interest shall accrue on the bonds of this Series from the date of issuance hereof, but interest shall not become payable on the bonds of this Series unless and until the Trustee receives the notice contemplated by Section 2.04(c) of the Supplemental Indenture, whereupon the interest on the bonds of this Series shall remain due and payable until such time as the Trustee receives a further written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the Series 1996B IDFA Indenture stating that such payments need not continue. When interest is due and payable as described above, interest on the bonds of this Series shall be payable at the same time as interest on the Series 1996B IDFA Bonds and upon maturity, redemption, or acceleration of the bonds of this Series, subject to Section 2.04 of the Supplemental Indenture. The interest on each bond of this Series so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage (as hereinafter defined), as amended by a supplemental indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on the date of such payment. The principal of, premium, if any, and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

                 This bond is one of the bonds of the Company, issued and to be issued in series from time to time under and in accordance with and, irrespective of the time of issue, equally and ratably secured by the Mortgage dated July 1, 1923, and indentures supplemental thereto, under which Harris Trust and Savings Bank and D.G. Donovan (collectively, the "Trustees") are now the Trustees, and is one of the First Mortgage Bonds, Pollution Control Series 1996B of the Company, the issuance of which is provided for by the Supplemental Indenture, executed and delivered by the Company to such Trustees, to which Mortgage and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustees in respect of the security, and the terms and conditions governing the issuance and security of said bonds. The term "Mortgage", as hereinafter used, shall mean said Mortgage dated July 1, 1923, and all indentures supplemental thereto.

                 With the consent of the Company and to the extent permitted by and as provided in the Mortgage, modifications or alterations of the Mortgage or of any indenture supplemental thereto and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Mortgage or any such supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds then outstanding under the Mortgage, and by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds of any series then outstanding under the Mortgage and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Mortgage are so affected, but in any case excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage; subject, however, to the condition, among other conditions stated in the Mortgage, that no such modification or alteration shall be made which will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Mortgage, the creation of any lien ranking prior to or on a parity with the lien of the Mortgage with respect to any of the mortgaged property, all as more fully provided in the Mortgage.

                 The bonds of this Series are subject to redemption, as provided in the Supplemental Indenture.

                 In case of certain completed defaults specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

                 No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or through the Company or such successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage, all as more fully provided therein.

                 This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of charges as provided in the Mortgage, be issued to the transferee in exchange herefor.

                 Bonds of this Series are issuable only in registered form without coupons and in the denominations of $1,000 each and any authorized multiple thereof. As provided in the Mortgage, such bonds are exchangeable for registered bonds of the same series as between authorized denominations. Any such exchange may be made by the registered owner of any such bond or bonds upon presentation thereof for that purpose at the office or agency of the Company in the City of Chicago, State of Illinois.

                 This bond shall not be entitled to any security or benefit under the Mortgage or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the corporate Trustee, or its successor in trust under the Mortgage, of the certificate endorsed hereon.

                 IN WITNESS WHEREOF, Commonwealth Edison Company has caused this bond to be executed in its name by its President or one of its Vice-Presidents, and has caused its corporate seal to be hereto affixed, attested by its Secretary or one of its Assistant Secretaries, as of the _____ day of ____________, 19___.


                                       COMMONWEALTH EDISON COMPANY

[SEAL]


                                       By: ______________________________
                                                     President

ATTEST:



__________________________
        Secretary



                    (General Form of Trustee's Certificate)

                 This bond is one of the bonds of the series designated herein, referred to and described in the within mentioned Supplemental Indenture dated June 1, 1996.

                                       HARRIS TRUST AND SAVINGS BANK



                                       By: ______________________________
                                                 Authorized Officer


Illinois Commerce Commission Identification No. __________

                                 ABBREVIATIONS

                 The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                 TEN COM -   as tenants in common
                 TEN ENT -   as tenants by the entireties
                 JT TEN  -   as joint tenants with right of survivorship and not
                             as tenants in common

                 UNIF GIFT MIN ACT - ............ Custodian ...................
                                     (Cust)                            (Minors)
                                     under Uniform Gifts to Minors
                                     Act ......................................
                                                  (State)


                      Additional abbreviations may also be used though not in the above list.


                 FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE [________________________]

_______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated: ____________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.